SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 28, 2005
(Date of earliest event reported)

FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and Servicing Agreement, dated as of October 1, 2005, providing for the issuance of the First Horizon Alternative Mortgage Securities Trust 2005-AA10,
Mortgage Pass-Through Certificates, Series 2005-AA10).

FIRST HORIZON ASSET SECURITIES INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-125158	75-2808384
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4000 Horizon Way	75063
Irving, Texas (Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 441-4000

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-125158) filed with the Securities and Exchange Commission (the “Commission”) on July 29, 2005 (the “Registration Statement”), pursuant to which the Registrant registered $12,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the “Prospectus”), which was filed with the Commission pursuant to Rule 424(b)(5) on October 24, 2005, with respect to the Registrant’s Mortgage Pass-Through Certificates, Series 2005-AA10 (the “Offered Securities”).

Pursuant to a Mortgage Loan Purchase Agreement dated as of October 28, 2005 (“MLPA I”), by and between First Horizon Home Loan Corporation (“FHHLC”) and First Tennessee Bank National Association (“FTBNA”), FHHLC sold two pools of primarily 30-year adjustable rate, first lien, fully amortizing, one-to-four family residential mortgage loans (the “Mortgage Loans”) to FTBNA. Pursuant to a Mortgage Loan Purchase Agreement dated as of October 28, 2005 (“MLPA II”), by and between FTBNA and the Registrant, FTBNA sold the Mortgage Loans to the Registrant. Copies of MLPA I and MLPA II are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively.

On October 28, 2005, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in the Mortgage Loans. The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of October 1, 2005 (the “Pooling and Servicing Agreement”) by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 4.1.

The Offered Securities, having an aggregate principal balance of approximately $309,661,100 have been sold by the Registrant to First Tennessee Bank National Association pursuant to an Underwriting Agreement (i) dated as of November 20, 2003 (the “FTBNA Underwriting Agreement”), as supplemented by a Terms Agreement dated as of October [__], 2005 (the “FTBNA Terms Agreement”), each by and among FTBNA, the Registrant and FHHLC, and (ii) dated as of September 26, 2005 (the “Goldman Sachs Underwriting Agreement”), as supplemented by a Terms Agreement dated as of October 24, 2005 (the “Goldman Sachs Terms Agreement”), each by and among Goldman, Sachs & Co., the Registrant and FHHLC. The FTBNA Underwriting Agreement and the Goldman Sachs Underwriting Agreement were previously filed with the Commission and are incorporated herein by reference as Exhibits 1.1 and 1.2. The FTBNA Terms Agreement and the Goldman Sachs Terms Agreement are filed herewith as Exhibits 1.3 and 1.4, respectively.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit No.	Description

	1.1	Underwriting Agreement dated November 20, 2003, by and among FTBNA, the Registrant and FHHLC *

	1.2	Underwriting Agreement dated September 26, 2005, by and among Goldman, Sachs, the Registrant and FHHLC **

	1.3	Terms Agreement dated October 24, 2005 to Underwriting Agreement dated November 20, 2003, by and among FTBNA, the Registrant and FHHLC

	1.4	Terms Agreement dated October 24, 2005 to Underwriting Agreement dated September 26, 2005, 2005, by and among Goldman, Sachs, the Registrant and FHHLC

	4.1	Pooling and Servicing Agreement dated as of October 1, 2005, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

	10.1	Mortgage Loan Purchase Agreement dated as of October 28, 2005, by and between FHHLC, as Seller, and FTBNA, as Purchaser

	10.2	Mortgage Loan Purchase Agreement dated as of October 28, 2005, by and between FTBNA, as Seller, and the Registrant, as Purchaser

*	Previously filed with the Commission on December 15, 2003, as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K (No. 333-73524 )
**	Previously filed with the Commission on October 10, 2005, as Exhibit 1.2 to the Registrant’s Current Report on Form 8-K (No. 333-125158)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

November 3, 2005	By:	/s/ Alfred Chang

Alfred Chang Vice President

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement dated November 20, 2003, by and among FTBNA, the Registrant and FHHLC *

1.2	Underwriting Agreement dated September 26, 2005, by and among Goldman, Sachs, the Registrant and FHHLC **

1.3	Terms Agreement dated October 24, 2005 to Underwriting Agreement dated November 20, 2003, by and among FTBNA, the Registrant and FHHLC

1.4	Terms Agreement dated October 24, 2005 to Underwriting Agreement dated September 26, 2005, 2005, by and among Goldman, Sachs, the Registrant and FHHLC

4.1	Pooling and Servicing Agreement dated as of October 1, 2005, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

10.1	Mortgage Loan Purchase Agreement dated as of October 28, 2005, by and between FHHLC, as Seller, and FTBNA, as Purchaser

10.2	Mortgage Loan Purchase Agreement dated as of October 28, 2005, by and between FTBNA, as Seller, and the Registrant, as Purchaser

*	Previously filed with the Commission on December 15, 2003, as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K (No. 333-73524 )
**	Previously filed with the Commission on October 10, 2005, as Exhibit 1.2 to the Registrant’s Current Report on Form 8-K (No. 333-125158)